Merger (unaudited-subsequent to date of auditors report)	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Merger (unaudited-subsequent to date of auditors report)
9.	Merger Agreement

On August 20, 2015, the Company completed its business combination (“Merger”) with Targacept, Inc. (“Targacept”) in accordance with the terms of the Agreement and Plan of Merger, dated as of March 5, 2015, as amended on May 6 and May 13, 2015 (the “Merger Agreement”). Also on August 20, 2015, in connection with, and prior to the completion of, the Merger, Targacept effected a 7-for-1 reverse stock split of its common stock (the “Reverse Stock Split”) and changed its name to “Catalyst Biosciences, Inc.” Following the completion of the Merger, the business conducted by Targacept became primarily the business conducted by the Company, which is a biopharmaceutical company focused on creating and developing novel medicines to address serious medical conditions.

Immediately prior to and in connection with the Merger, each share of the Company’s preferred stock outstanding was converted into shares of the Company common stock at ratios determined in accordance with the Company’s certificate of incorporation then in effect. Under the terms of the Merger Agreement, at the effective time of the Merger, Targacept issued shares of its common stock to the Company stockholders, at an exchange rate of 0.0382 shares of common stock, after taking into account the Reverse Stock Split, in exchange for each share of the Company’s common stock outstanding immediately prior to the Merger. The exchange rate was calculated by a formula that was determined through arm’s-length negotiations between Targacept and the Company.

Immediately after the Merger, there were 11,416,984 shares of Catalyst’s common stock outstanding. Immediately after the Merger, the former Company equity holders beneficially owned approximately 59% of the common stock of Catalyst. In addition, former Company stockholders now holding approximately 53% of Catalyst’s outstanding common stock are party to lock-up agreements, pursuant to which such stockholders have agreed, except in limited circumstances, not to sell or transfer, or engage in swap or similar transactions with respect to, shares of Catalyst’s common stock, including, as applicable, shares received in the Merger and issuable upon exercise of certain warrants and options, for a period of 120 days following the completion of the Merger.

In addition, on August 19, 2015, prior to and in connection with the Merger, Targacept paid a dividend to the holders of Targacept’s common stock as of August 14, 2015, the record date for such dividend, of an aggregate cash amount of $19.5 million, which is approximately $0.5692 per share of Targacept’s stock as of the record date, or $3.984 per share after giving effect to the Reverse Stock Split, and non-interest bearing redeemable convertible notes in the aggregate principal amount of $37.0 million, which is approximately $1.08 per share of Targacept’s common stock as of the record date, or $7.56 per share after giving effect to the Reverse Stock Split (the “Pre-Closing Dividend”). The notes do not bear interest. The principal amounts under notes are convertible, at the option of each noteholder, into cash or into shares of Targacept’s common stock at a conversion rate of $9.19 per share (after taking into account the Reverse Stock Split), and are payable in cash, if not previously redeemed or converted, at maturity on January 20, 2018, the 30-month anniversary of the closing of the Merger.

10. Merger (unaudited-subsequent to date of auditors report)

On August 20, 2015, the Company completed its business combination with Targacept, Inc. These financial statements are of Old Catalyst and no effect has been given herein to the merger.